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EXHIBIT 10.48


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 14, 2005, by and among VisiJet, Inc., a Delaware corporation, with headquarters located at 192 Technology Drive, Suite Q, Irvine, California 92618 (the "COMPANY"), each of the purchasers set forth on the signature pages hereto (the "BUYERS"), and Renn Capital Group, Inc., a Texas corporation.

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) 8% senior secured convertible debentures of the Company, in the form attached hereto as EXHIBIT "A", in the aggregate principal amount of $8,995,000 (together with any debenture(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "DEBENTURES"), convertible into shares of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such Debentures, and (ii) warrants, in the form attached hereto as EXHIBIT "B", to purchase up to 8,995,000 shares of Common Stock (the "WARRANTS");

         C. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Debentures and number of Warrants as is set forth immediately below its name on the signature pages hereto;

         D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Amended and Restated Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

         E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Amended and Restated Security Agreement, in the form attached hereto as EXHIBIT "D" (the "SECURITY AGREEMENT") pursuant to which the Company has agreed to grant a security interest in the assets of the Company to secure the obligations of the Company to the Buyers.

         NOW THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:

                  1. PURCHASE AND SALE OF DEBENTURES AND WARRANTS.

                           a. PURCHASE OF DEBENTURES AND WARRANTS. Subject to
the terms and conditions of this Agreement, on the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Debentures and a Warrant to purchase such number of shares of Common Stock as is set forth immediately below such Buyer's name on the signature pages hereto.


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                           b. FORM OF PAYMENT. On the Closing Date (as defined
below), each Buyer shall pay the purchase price for the Debentures and the Warrants to be issued and sold to it at the Closing (as defined below) (the "PURCHASE Price") against delivery of the Debentures in the principal amount equal to the Purchase Price and the Warrant to purchase such number of shares of Common Stock as is set forth immediately below such Buyer's name on the signature pages hereto. The Purchase Price shall be paid by each Buyer either
(i) by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, or (ii) by surrendering to the Company the Company's currently outstanding 8% Convertible Debentures and notes, together with all accrued interest thereon (which accrued interest shall be added to the original principal amount of the Debenture) and surrendering to the Company the unexercised stock purchase warrant issued in connection with the issuance of such 8% Convertible Debentures and notes. The Company shall deliver such Debentures and Warrants duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

                           c. CLOSING DATE. Subject to the satisfaction (or
written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Debentures and the Warrants pursuant to this Agreement (the "CLOSING DATE") shall be simultaneous with the execution of this Agreement, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur on the Closing Date at such location as may be agreed to by the parties.

                  2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

                           a. INVESTMENT PURPOSE. As of the date hereof and the
Closing Date, the Buyer is purchasing the Debentures and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures pursuant to this Agreement, (the "CONVERSION SHARES") and the Warrants and the shares of Common Stock issuable upon exercise thereof (the "WARRANT SHARES" and, collectively with the Debentures, Warrants and Conversion Shares, the "SECURITIES") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                           b. ACCREDITED INVESTOR STATUS. The Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "ACCREDITED INVESTOR").

                           c. RELIANCE ON EXEMPTIONS. The Buyer understands that
the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                           d. INFORMATION. The Buyer and its advisors, if any,
have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors; provided, however, that the Buyer is relying on the Company's representation that all such information which would otherwise constitute material nonpublic information has been disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation


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conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                           e. GOVERNMENTAL REVIEW. The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f. TRANSFER OR RE-SALE. The Buyer understands that
except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (i) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (ii) the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (iv) the Securities are sold pursuant to Rule 144, or (v) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("REGULATION S"), and the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                           g. LEGENDS. The Buyer understands that the Debentures
and the Warrants and, until such time as the resale of the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold certificates evidencing Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under the Act or unless sold pursuant to Rule 144 or Regulation S under the Act."

                           h. AUTHORIZATION; ENFORCEMENT. This Agreement has
been duly and validly authorized by, and duly executed and delivered on behalf of, the Buyer, and this Agreement constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms.

                           i. RESIDENCY. The Buyer is a resident of the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Company's Disclosure Schedule annexed hereto, the Company represents and warrants to each Buyer that:


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                           a. ORGANIZATION AND QUALIFICATION. The Company and
each of its Subsidiaries (as defined below), if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

                           b. AUTHORIZATION; ENFORCEMENT. The Company has all
requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Debentures and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly. This Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Security Agreement, the Debentures and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                           c. CAPITALIZATION. As of the date hereof, the
authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 28,677,520 shares are issued and outstanding, 22,912,718 shares are reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock; and (ii) 10,000,000 shares of preferred stock, of which no series or class has been designated and no shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration


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

Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Debentures, the Warrants, the Conversion Shares or Warrant Shares.

                           d. ISSUANCE OF SHARES. The Conversion Shares and
Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Debentures and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                           e. ACKNOWLEDGMENT OF DILUTION. The Company
understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

                           f. NO CONFLICTS. The execution, delivery and
performance of this Agreement, the Registration Rights Agreement, the Security Agreement, the Debentures and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the certificate of incorporation, as amended, (the "CERTIFICATE OF INCORPORATION") of the Company or the by-laws, as amended, (the "BY-LAWS") of the Company, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, have never been conducted, and are not currently conducted in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement,


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the Security Agreement, the Debentures or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Debentures and the Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Debentures and the Warrant Shares upon exercise of the Warrants. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           g. SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company
has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to December 31, 2003 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                           h. ABSENCE OF CERTAIN CHANGES. Since December 31,
2003, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

                           i. ABSENCE OF LITIGATION. There is no action, suit,
claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.


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                           j. PATENTS, COPYRIGHTS, ETC.

                                    (i) The Company and each of its Subsidiaries
owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, to the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, to the Company's knowledge, as presently contemplated to be operated in the future); to the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing

                                    (ii) Neither the Company nor any of its
Subsidiaries owns or possesses any Copyrights, Patents, or Trademarks, each as defined herein. "COPYRIGHTS" shall mean all copyrights, registrations and applications for registration, issued or filed, including any reissues, extensions or renewals thereof, by or with the United States Copyright Office or any similar office or agency of the United States, any state thereof, or any other country or political subdivision thereof, or otherwise, including, all rights in and to the material constituting the subject matter thereof. "PATENTS" shall mean all letters patent of the United States or any other country or any political subdivision thereof, and all reissues and extensions thereof or all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision. "TRADEMARKS" shall mean all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, embodied in any registration or recording, or any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof.

                           k. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the
Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                           l. TAX STATUS. The Company and each of its
Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                           m. CERTAIN TRANSACTIONS. Except for arm's length
transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           n. PERMITS; COMPLIANCE. The Company and each of its
Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2003, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                           o. ENVIRONMENTAL MATTERS. There are, with respect to
the Company or any of its Subsidiaries, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business. There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                           p. TITLE TO PROPERTY. The Company and its
Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                           q. INSURANCE. The Company and each of its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           r. INTERNAL ACCOUNTING CONTROLS. The Company and each
of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           s. FOREIGN CORRUPT PRACTICES. Neither the Company,
nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                           t. SOLVENCY. The Company (after giving effect to the
transactions contemplated by this Agreement) is solvent (I.E., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

                           u. NO INVESTMENT COMPANY. The Company is not, and
upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" as defined under the Investment Company Act of 1940 (an "INVESTMENT COMPANY"). The Company is not controlled by an Investment Company.

                           v. DISCLOSURE. All information relating to or
concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                           w. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF
SECURITIES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                           x. NO INTEGRATED OFFERING. Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

                           y. NO BROKERS. The Company has taken no action which
would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                           z. REGISTRATION RIGHTS. Except pursuant to the
Registration Rights Agreement or as set forth in the SEC Documents, effective upon the Closing, neither Company nor any Subsidiary is currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered with the SEC or registered or qualified with any other governmental authority.

                           aa. GENERAL SOLICITATION. Neither the Company nor any
other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) of investors with respect to offers or sales of the Debentures or the Warrants

                           bb. EXCHANGE ACT REGISTRATION. The Common Stock is
registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

                           cc. APPLICATION OF TAKEOVER PROTECTIONS. The Company
and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Buyers as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under this Agreement, the Debentures, the Warrants, and the other documents entered into in connection with this Agreement, including without limitation as a result of the Company's issuance of the Securities and the Buyers' ownership of the Securities.

                  4. COVENANTS.

                           a. BEST EFFORTS. The parties shall use their best
efforts to satisfy timely each of the conditions described in Section 5 and
Section 6 of this Agreement.

                           b. FORM D; BLUE SKY LAWS. The Company agrees to file
a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

                           c. USE OF PROCEEDS. The Company shall use the
proceeds from the sale of the Debenture and Warrants as set forth in the Company's Disclosure Schedule. The Company shall not, directly or indirectly, use the proceeds from the sale of the Debentures and Warrants for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

                           d. EXPENSES. At the Closing, the Company shall
reimburse Buyers for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith ("DOCUMENTS"), including, without limitation, attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. The Company shall reimburse, or pay directly, at the Closing, the Buyers' counsels' fees in incurred in connection with this transaction and such counsels' out of pocket expenses. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyers for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer If the Company fails to reimburse the Buyer in full within three (3) business days of the written notice or submission of invoice by the Buyer, the Company shall pay interest on the total amount of fees to be reimbursed at a rate of 15% per annum.

                           e. FINANCIAL INFORMATION. The Company agrees to send,
or make available on EDGAR, the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

                           f. AUTHORIZATION AND RESERVATION OF SHARES. The
Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Debentures and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Debentures or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Debentures. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Debentures and exercise of the Warrants without the consent of each Buyer. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount ("RESERVED AMOUNT") equal to no less than the number of shares of Common Stock that is then actually issuable upon full conversion of the Debentures and upon exercise of the Warrants (based on the Conversion Price of the Debentures or the Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance ("AUTHORIZED AND RESERVED SHARES") is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 4(f), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.

                           g. LISTING. The Company shall promptly secure the
listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all the Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Debentures or exercise of the Warrants. The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement exchange, the Nasdaq National Market ("NASDAQ"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                           h. CORPORATE EXISTENCE. So long as a Buyer
beneficially owns any Debentures or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and
(ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                           i. NO INTEGRATION. The Company shall not make any
offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                           j. RESTRICTION ON SHORT SALES. The Buyers agree that,
so long as any of the Debentures remain outstanding, the Buyers will not enter into or effect any "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or hedging transaction which establishes a net short portion with respect to the Common Stock. For purposes of clarification only, the Company hereby specifically acknowledges that at any time any Buyer delivers a Notice of Conversion (in accordance with such Buyer's Debenture) or an Exercise Agreement (in accordance with such Buyer's Warrant), such Buyer (i) shall be deemed to be the owner of the shares of Common Stock underlying the amount so converted or exercised, and (ii) may sell up to such number of shares of Common Stock at any time thereafter and shall not be deemed to be engaged in a "short sale" in violation of this Section 4(j).

                           k. ADDITIONAL ISSUANCES. Until the Company has filed
with the SEC an amended Registration Statement registering the resale of all of the Registrable Securities (as such terms are defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement, the Company shall not issue any of its Common Stock, nor issue any other security convertible or exchangeable for, or exercisable into, Common Stock, nor enter into any agreement to do any of the foregoing.

                           l. REPORTING COMPANY. So long as any Buyer
beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate, or take any action that would result in the termination of, the registration of its Common Stock under Section 12 of the 1934 Act or otherwise terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Debentures and the Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a. The applicable Buyer shall have executed this
Agreement, the Registration Rights Agreement, and the Security Agreement, and delivered the same to the Company.

                           b. The applicable Buyer shall have delivered the
Purchase Price in accordance with Section 1(b) above.

                           c. The representations and warranties of the
applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

                           d. No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  6. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

         The obligation of each Buyer hereunder to purchase the Debentures and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a. The Company shall have executed this Agreement,
the Registration Rights Agreement, and the Security Agreement, and delivered the same to such Buyer.

                           b. The Company shall have delivered to such Buyer
duly executed Debentures (in such denominations as the Buyer shall request) and Warrants in accordance with Section 1 above.

                           c. The representations and warranties of the Company
shall be true and correct in all material respects (PROVIDED, HOWEVER, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the principal executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                           d. No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           e. No event shall have occurred which could
reasonably be expected to have a Material Adverse Effect on the Company.

                           f. The Conversion Shares and Warrant Shares shall
have been authorized for quotation on the OTCBB and trading in the Common Stock on the OTCBB shall not have been suspended by the SEC or the OTCBB.

                           g. The Buyer shall have received an opinion of the
Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "E" attached hereto.

                           h. The Buyer shall have received an officer's
certificate as described in Section 6(c) above, dated as of the Closing Date.

                           i. A minimum of $4,500,000 (and a maximum of
$7,000,000) in principal amount of the Debentures shall be issued at the Closing in consideration of the payment of cash. Any cash received by the Company as a result of the payment of promissory notes to be paid with the proceeds of the sale of the Debentures shall be excluded from the $4,500,000 minimum amount.

                           j. All of the Company's currently outstanding 8%
Convertible Debentures and notes (in the aggregate original principal amount of $3,475,000, together with all accrued but unpaid interest thereon) shall have been exchanged for Debentures at the Closing.

                           k. The Company shall have received an executed payoff
letter from HIT Credit Union ("HIT"), in form and substance satisfactory to the Buyers, relating to the payment of the Company's indebtedness to HIT, and the release of HIT's lien on the Company's assets.

                  7. BOARD OF DIRECTORS.

                           a. BOARD REPRESENTATION OR ATTENDANCE BY OBSERVER.
The Company agrees until such time as all of the Debentures (together with all accrued interest thereon and all other amounts due thereunder) shall have been fully paid or converted into Common Stock that Renn Capital Group, Inc. (the "AGENT") shall have the right from time to time to designate a nominee to serve as a member of the Board of Directors of the Company. In the event an Event of Default (as defined in the Debentures) under Section 3.1 of any of the Debentures occurs, then the Agent shall have the right to designate one (1) additional nominee to serve as a member of the Board of Directors of the Company. The Company will nominate and use its best efforts to secure the election of such designee(s) as Director(s) of the Company. During such time as Agent has not exercised such rights, the Agent shall have the right to designate an observer, who shall be entitled to attend and participate (but not vote) in all meetings of the Board of Directors and to receive all notices, reports, information, correspondence and communications sent by the Company to members of the Board of Directors. All costs and expenses incurred in connection therewith by any such designated Director or observer, or by Agent on behalf of such Director of observer, shall be reimbursed by the Company.

                           b. CERTAIN ABSENCES. Any such Director or observer
shall, if requested to do so, absent himself or herself from the meeting in the event of, and so long as, the Directors are considering and acting on matters pertaining to any rights or obligations of the Company or Agent under this Agreement or the other agreements contemplated by this Agreement.

                           c. LIMITATION OF AUTHORITY OF PERSONS DESIGNATED AS A
DIRECTOR NOMINEE. It is provided and agreed that the actions and advice of any person while serving pursuant to the previous paragraph as a Director or an observer at meetings of the Board of Directors shall be construed to be the actions and advice of that person alone and not be construed as actions of any Buyer as to any notice of requirements or rights of any Buyer under this Agreement, the Debentures, or any other agreement contemplated by this Agreement, nor as action of any Buyer to approve modifications, consents, amendments or waivers thereof; and all such actions or notices shall be deemed actions or notices of the Buyers only when duly provided in writing and given in accordance with the provisions of the Security Agreement.

                           d. NONLIABILITY OF THE BUYERS. The relationship
between the Company and the Buyers is, and shall at all times remain, solely that of the Company with a purchaser of its securities. The Buyers neither undertake nor assume any responsibility or duty to the Company to review, inspect, supervise, pass judgment upon, or inform the Company of any matter in connection with any phase of the Company's business, operations, or condition, financial or otherwise. The Company shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to the Company by the Buyers, or any representative or agent of the Buyers, in connection with any such matter is for the protection of the Buyers, and neither the Company nor any third party is entitled to rely thereon.

                  8. GOVERNING LAW; MISCELLANEOUS.

                           a. GOVERNING LAW. THIS AGREEMENT SHALL BE ENFORCED,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN DALLAS, TEXAS WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. ALL PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. ALL PARTIES FURTHER AGREE

THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ALL PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                           b. COUNTERPARTS; SIGNATURES BY FACSIMILE. This
Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c. HEADINGS. The headings of this Agreement are for
convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                           d. SEVERABILITY. In the event that any provision of
this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                           e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and
the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f. NOTICES. Any notices required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           VisiJet, Inc.
                           192 Technology Drive, Suite Q
                           Irvine, California 92618
                           Attention: Laurence M. Schreiber
                           Telephone: (949) 450-1660
                           Facsimile: (949) 453-9652

         If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

                           With copy to:

                           Haynes and Boone, LLP
                           2505 North Plano Road, Suite 4000
                           Richardson, Texas  75082
                           Attention:  David H. Oden, Esq.
                           Telephone: (972) 739-6929
                           Facsimile: (972)-692-9029

         Each party shall provide notice to the other party of any change in address.

                           g. SUCCESSORS AND ASSIGNS. This Agreement shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

                           h. THIRD PARTY BENEFICIARIES. This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i. SURVIVAL. The representations and warranties of
the Company and the agreements and covenants set forth in Sections 3, 4,7 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their stockholders, partners, members, managers, officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, the Registration Rights Agreement, and the Security Agreement, including advancement of expenses as they are incurred.

                           j. PUBLICITY. The Company and each of the Buyers
shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB (or other applicable trading market) or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any of the Buyers, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). Subject to the foregoing, the Company shall file with the SEC a Form 8-K disclosing the transactions herein and attaching the relevant agreements and instruments within four (4) business days of the Closing Date.

                           k. FURTHER ASSURANCES. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l. NO STRICT CONSTRUCTION. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m. REMEDIES. The Company acknowledges that a breach
by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

                           n. OBLIGATIONS SEVERAL NOT JOINT. The obligations of
each Buyer under this Agreement are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in their review and negotiation of this Agreement, the Debentures, the Warrants, the Registrations Rights Agreement, the Security Agreement, and any other documents contemplated by any of the foregoing (collectively, the "TRANSACTION DOCUMENTS"). For reasons of administrative convenience only, Buyers and their respective counsel have chosen to communicate with the Company through the law firm of Haynes and Boone, LLP. Haynes and Boone, LLP does not represent all of the Buyers but only Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, and BFS US Special Opportunities Trust PLC. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Buyers.


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                   ------------------------------------------

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

VISIJET, INC.


By: _______________________________________
Randal A. Bailey
President


RENN CAPITAL GROUP, INC.


By: _______________________________________
Title:_____________________________________

BUYER:


___________________________________________


By: _______________________________________
Title:_____________________________________

JURISDICTION:______________________________
ADDRESS:___________________________________
        ___________________________________
        Facsimile: (____)__________________
        Telephone: (____)__________________


AGGREGATE SUBSCRIPTION AMOUNT:
        Aggregate Principal Amount of Debentures:            $_________________
        Number of Warrants:                                   _________________
        Aggregate Purchase Price:                            $_________________


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   EXHIBIT "A"
                                   -----------

                                FORM OF DEBENTURE

                                   EXHIBIT "B"
                                   -----------

                                 FORM OF WARRANT

                                   EXHIBIT "C"
                                   -----------

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT "D"
                                   -----------

                           FORM OF SECURITY AGREEMENT

                                   EXHIBIT "E"
                                   -----------

                              FORM OF LEGAL OPINION

                               DISCLOSURE SCHEDULE